ASSET PURCHASE AGREEMENT

effective as of December 30, 2008

between

MOBILEWEBSURF,

AS SELLER,

AND

MOBILEPRO CORP., AS PARENT

AND MWS NEWCO, INC.

AS BUYER

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”), effective as of December 30, 2008 (the “Effective Date”), is made and entered into by and between  MobileWebSurf, a California corporation with its principal business located at 48521 Warm Springs Blvd, Suite 303, Fremont, CA 49539 (the “Seller”) and MobilePro Corp., a Delaware corporation, with its principal business located at 6701 Democracy Blvd., Suite 202, Bethesda, Maryland 20817 (“MobilePro”) together with its affiliate, MWS Newco, Inc. , a Delaware corporation with a mailing address at 6701 Democracy Blvd., Suite 202, Bethesda, Maryland 20817 (“MWS Newco”) ( MWS Newco is hereinafter referred to as the “Buyer”).

WHEREAS, the Seller developed and owns certain software products and related intellectual property and ancillary assets (the “MWS Business”).

WHEREAS, Seller desires to sell and assign to Buyer as part of closure of the Seller’s operations, and Buyer desires to purchase from Seller, free and clear of all liens, claims, and encumbrances, except as otherwise provided herein, and on the terms and subject to the conditions set forth in this Agreement, the Acquired Assets as further identified and defined in Article 1 of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Agreement, Seller and Buyer hereby agree as follows:

Article 1.  Transfer of Assets

1.1.         Transfer of Assets.  On the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined), Seller shall sell, transfer, and assign to Buyer, and Buyer shall purchase and acquire from Seller free and clear of all liens, claims, and encumbrances all of Seller’s right, title, and interest in the MWS Business and related assets (collectively, the “Acquired Assets”) identified below:

(a)           All of the intellectual property and other intangible assets related to the MWS Business, including but not limited to patents, trademarks, copyrights, domain names, websites, software code (including source code), and all software licenses associated with the MWS Business, as further identified in Schedule 1.1(a);

(b)           The uniform resource locators (“URL” or “URLs”) identified as www.mobilewebsurf.com together with all related email accounts;

(c)           The accounts receivables of the MWS Business, as further identified in Schedule 1.1 (d) (the “Receivables”);

(d)           The marketing material, \\ customer lists (including customer mailing, phone and email contact information of actual, former and prospective customers), contact lists for investors, advisors and strategic partners and pipeline reports (the “Customer Lists”), as identified in Schedule 1.1 , associated with the MWS Business, and all other assets, tangible or intangible of Seller except for the Excluded Assets.

Article 2.  Excluded Assets and Assumption of Liabilities

2.1.         Excluded Assets.  It is intended that Buyer shall purchase only the Acquired Assets.  The following assets (the “Excluded Assets”) are specifically not included in the Acquired Assets, and Seller shall not sell to Buyer and Buyer shall not purchase from Seller any assets listed on Schedule 2.1 attached hereto.

2.2.         Assumption of Debts and Liabilities.  Subject to Section 3.1, Buyer will undertake, on Seller’s behalf, to perform and pay all of the debts, liabilities, and obligations of Seller arising after the Effective Date and as further identified in Schedule 2.2 (the “Assumed Liabilities”).

2.3.         Excluded Liabilities.  Buyer shall not assume or become liable to pay, perform, or discharge any debt, liability, or obligation of the Seller other than the Assumed Liabilities.  Excluded Liabilities include, without limitation:

(a)           any debts, liabilities, and other obligations relating to any Excluded Assets or other assets not acquired by Buyer;

(b)           any debts, liabilities, and other obligations relating to any taxes attributable to the Acquired Assets for taxable periods ending before the Effective Date;

(c)           any debts, liabilities, and other obligations arising from the breach or default by Seller, prior to the Effective Date, of any lease, license, contract, instrument, or arrangement entered into by Seller;

(d)           any debts, liabilities, and other obligations arising out of any tort or other act or omission of Seller before or after the Closing;

(e)           any obligations, current and future, to former or current employees of Seller who are involved with the MWS Business operations or related enterprises relating to the period when such employees were employed by Seller including, without limitation, severance, disability, and retirements benefits obligations; and

(f)           any liabilities existing on or before the Effective Date.

Article 3.   Purchase Consideration

3.1.         Consideration. (a) As  consideration in exchange for the transfer of assets contemplated by this Agreement, on the Closing Date MobileProshall pay   five million (5,000,000) shares of common stock of MobilePro (the “MobilePro Common Stock”) and Buyer shall pay (b) nineteen percent (19%) of the common stock of MWS Newco (the “MWS Newco Common Stock”).  The MobilePro Common Stock and the MWS Newco Common Stock shall constitute the “Initial Purchase Consideration”.

(b) For a thirty-six month (36) period following the Closing Date, as additional consideration Buyer shall reimburse Seller or its designee an amount not to exceed two thousand dollars ($2,000) per twelve month period, for the amount of California franchise taxes owed and paid by Seller to the State of California (the “CA Franchise Tax”) together with the reasonable legal and/or accounting expenses incurred by Seller to file, or cause to be filed, the CA Franchise Tax (the “Additional Consideration”).   The Additional Consideration shall be forwarded to the Seller or its designee.

3.2.         Restricted Securities.  The shares of MobilePro Common Stock and MWS Newco Common Stock issued as Purchase Consideration will not have been registered and will be deemed to be “restricted securities” under federal securities laws and may not be resold without registration under or exemption from the Securities Act of 1933, as amended (the “Securities Act”). Each certificate evidencing shares of MobilePro Common Stock and MWS Newco Common Stock to be issued as Purchase Consideration shall have the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION WITHOUT EXEMPTION UNDER THE SECURITIES ACT OR AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO MOBILEPRO CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.

Article 4.  Closing

4.1.         Closing.  Subject to the prior satisfaction of the conditions set forth in Article 9 of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) will take place via email, fax, mail, and overnight courier on December 31, 2008, or alternatively, to the extent that the conditions set forth in Article 9 hereof have not been satisfied by such date, then the Closing shall occur at such later date as agreed to by the Parties that is within five (5) business days after the conditions of Article 9 have been satisfied.  The date on which the Closing occurs is referred to herein as the “Closing Date,” and the Closing shall be deemed effective as of 11:59 p.m, Eastern Standard Time, on the Closing Date.

4.2.         General Procedure.  At the Closing, each Party shall deliver to the Party entitled to receipt thereof the documents required to be delivered pursuant to Article 9 hereof and such other documents, instruments, and materials (or complete and accurate copies thereof, where appropriate) as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments, and materials shall be satisfactory in form and substance to counsel for the receiving Party.  The conveyance, transfer, assignment, and delivery of the Acquired Assets shall be effected by Seller’s execution and delivery to Buyer of a bill of sale substantially in the form attached hereto as Exhibit “A” (the “Bill of Sale”) and such other instruments of conveyance, transfer, assignment, and delivery as Buyer shall reasonably request to cause Seller to transfer, convey, assign, and deliver the Acquired Assets to Buyer, free and clear of liens, claims, and encumbrances, other than those set forth in Section 2.2.

Article 5.  Representations and Warranties of Seller

Seller hereby represents and warrants to Buyer that, except as set forth in the Disclosure Schedule, delivered by Seller to Buyer on the date hereof (the “Disclosure Schedule”) (which Disclosure Schedule sets forth the exceptions to the representations and warranties contained in this Article 5):

5.1.         Incorporation and Corporate Power.  Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation and holds all requisite qualifications to do business and has all requisite corporate power and authority to own and operate the Acquired Assets and to carry on its business as now conducted.

5.2.         Execution, Delivery; Valid and Binding Agreement.  The execution, delivery, and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Seller, and except as otherwise set forth in the Disclosure Schedule, no other proceedings on Seller’s part is necessary to authorize the execution, delivery, and performance of this Agreement.  This Agreement has been duly executed and delivered by Seller and, assuming that this Agreement is the valid and binding agreement of Buyer, constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application affecting enforcement of creditors’ rights or by general principles of equity.

5.3.         Arm’s Length Transaction.  Seller represents and warrants that the terms of this Agreement, including the Purchase Consideration, have been negotiated with Buyer and are the   result of an arm’s length negotiation.

5.4.         Good Condition.  Except as hereinafter provided, the equipment being sold to Buyer is in “as is” condition with no representation or warranty as to the condition thereof.  All Acquired Assets of the Seller being conveyed to the Buyer hereunder are in good working order, reasonable wear and tear excepted, and are usable and saleable in the ordinary course of business.

5.5.         Brokerage.  Other than  Source Capital Group Inc and its representatives whose fee shall be paid by the Seller, no third party shall be entitled to receive any brokerage commissions, finder’s fees, fees for financial advisory services, or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Seller.

5.6.         Absence of Certain Developments.  Except as otherwise set forth on the Disclosure Schedule, Seller or its affiliates has not mortgaged, pledged, or subjected to any lien, charge, or any other encumbrance any of the Acquired Assets.

5.7.         Title to the Assets.  Seller owns good and marketable title to the Acquired Assets and the same are, or shall at the Closing be, free and clear of liens, claims, and encumbrances.

5.8.         Labor Matters.  Seller is not a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of Seller; none of the employees of Seller is represented by any labor organization and Seller has no knowledge of any union organizing activities among the employees of Seller.

5.9.         Full Disclosure.  To Seller’s best knowledge, no representation or warranty of Seller hereunder or due diligence materials or other information supplied by Seller to Buyer in connection herewith is false or misleading with respect to any material fact, and Seller has not omitted to state any material fact required to be stated herein or therein necessary to make the statements herein and therein, in light of the circumstances under which they are made, not misleading.

5.10.       Compliance with Applicable Law.  The Acquired Assets have been operated in compliance in all material respects with all applicable laws, rules, regulations, and orders and Seller has not received any written complaint or notice from any governmental authority alleging that the Seller or its affiliates has violated any laws, rules, regulations, or orders.

5.11.       No Violations and Compliance with Applicable Law.  The execution, delivery and performance of this Agreement or any of the other agreements and instruments reasonably necessary to complete the transactions contemplated by this Agreement does not (i) conflict with or result in any breach or default of any provision of the respective certificates of incorporation or by-laws of Seller or (ii) violate any material statute or any order, rule, or regulation or any decision of any federal, state, local, or foreign court or regulatory authority or administrative or arbitrative body, agency or tribunal, or any other governmental body whatsoever ("Legal Authority") applicable to Seller or any of the Acquired Assets.

5.12.       Legal Proceedings.  There are no claims, actions, suits, inquiries, investigations, or proceedings (“Legal Actions”) pending or, to Seller’s knowledge, threatened against Seller relating to the transactions contemplated hereby or the ownership or operation of the Acquired Assets.

5.13        Taxes.  All returns and reports (“Tax Returns”) relating to taxes, assessments, levies, or similar fees imposed by any federal, state, municipal, or other government agency (“Taxes”) in connection with the MWS Business or the Acquired Assets have been or will be duly and timely filed by Seller.  All Taxes that are shown to be due on such Tax Returns have been or will be timely paid in full.  All withholding tax requirements imposed on Seller have been satisfied in full in all respects.  There are no pending or active audits or threatened audits or proposed deficiencies or other claims for unpaid Taxes of Seller.

5.14         Adequacy of Purchase Consideration.  Seller has conducted or obtained a business evaluation and/or appraisal of the Acquired Assets (the “Business Appraisal”) and has determined the Purchase Consideration to be fair, reasonable and consistent with the Business Appraisal or has otherwise taken steps, in the business judgment of the Board of Directors of Seller, to determine that the Purchase Consideration is fair, reasonable and equitable.

Article 6.  Representations and Warranties of Buyer

Buyer hereby represents and warrants to Seller that:

6.1.         Incorporation and Corporate Power.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder and has the capitalization set forth on Exhibit 6.1 hereto.

6.2.         Execution, Delivery; Valid and Binding Agreement.  The execution, delivery, and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action, and no other corporate proceedings on its part are necessary to authorize the execution, delivery, or performance of this Agreement.  This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application affecting enforcement of creditors’ rights or by general principles of equity.

6.3.         Brokerage.  No third party shall be entitled to receive any brokerage commissions, finder’s fees, fees for financial advisory services, or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Buyer.

6.4.         Arm’s Length Transaction.  Buyer represents and warrants that the terms of this Agreement, including the Purchase Consideration, have been negotiated with Seller and are the   result of an arm’s length negotiation..

Article 7.  Covenants of Seller

7.1                        Conduct of the Business.  Seller agrees to observe each term set forth in this Section 7.1 and agrees that, from the date hereof until the Closing Date, unless otherwise consented to by Buyer in writing,

7.2                        Seller shall not, directly or indirectly, sell, pledge, dispose of, lease, license, or otherwise encumber any of the Acquired Assets and will continue to operate the Acquired Assets in the ordinary course of business.

7.3                        Conditions.  Seller shall use its commercially-reasonable best efforts to cause the conditions set forth in Article 9 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof (but in any event within five (5) business days of such date).

Article 8.  Covenants of Buyer

Buyer covenants and agrees with Seller as follows:

8.1.           Conditions.  Buyer shall use its commercially-reasonable best efforts to cause the conditions set forth in Article 9 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof (but in any event within five (5) business days of such date).

Article 9.  Conditions to Closing

9.1.         Conditions to Buyer’s Obligations.  The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

(a)           The representations and warranties set forth in Article 5 hereof and otherwise in this Agreement shall be true and correct in all material respects at and as of the Closing Date as though then made, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;

(b)           Seller shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the Closing;

(c)           MWS Newco and Seller shall have entered into a mutually agreeable agency agreement;

(d)           On the Closing Date, Seller shall have delivered to Buyer the following:

(1)  the Bill of Sale and such other instruments of conveyance, transfer, assignment, and delivery as Buyer shall have reasonably requested pursuant to Section 4 hereof conveying and assigning the Acquired Assets;

(2)  a certified copy of the resolutions of the board of directors of Seller authorizing the execution, delivery, and performance of the Agreement and all documents, instruments, and transactions contemplated herein;

(3)  a certificate dated not more than ten (10) business days prior to the Closing from the Secretary of State of its state of incorporation to the effect that Seller is in good standing;

(4)  closing certificates pursuant to which the Seller represents and warrants to Buyer that its representations and warranties to Buyer are true and correct in all material respects as of the Closing Date as if then originally made and that all covenants required by the terms hereof to be performed by the Seller on or before the Closing Date, to the extent not waived by the Buyer in writing, have been so performed in all material respects;

(5)  all other documents and instruments as may be reasonably necessary and required to consummate the transactions contemplated by this Agreement, including, but not limited to assignment certificates as requested on a case by case basis.

9.2.         Conditions to Seller’s Obligations.  The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date:

(a)           The representations and warranties set forth in Article 6 hereof will be true and correct in all material respects at and as of the Closing as though then made;

(b)           Buyer shall have performed in all material respects all the covenants and agreements required to be performed by it under this Agreement prior to the Closing;

(c)           Buyer shall have delivered the Purchase Consideration;

(d)           MWS Newco and Seller shall have entered into a mutually agreeable agency agreement;

(e)           There shall not be threatened, instituted, or pending any action or proceeding before any court or governmental authority or agency, domestic or foreign, challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions.

Article 10.  Termination

10.1.      Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)           by the mutual consent of Buyer and Seller;

(b)           by either Buyer or Seller if there has been a material misrepresentation, breach of warranty, or breach of covenant on the part of the other in the representations, warranties, obligations, and covenants set forth in this Agreement, and such misrepresentation or breach is not capable of being fully cured by the Date of Closing; or

(c)           by either Seller or Buyer if the transactions contemplated hereby have not been consummated within sixty (60) days of the Effective Date, unless such deadline is extended by written consent of the Parties (which consent shall not be unreasonably withheld); provided that, neither Buyer nor Seller will be entitled to terminate this Agreement pursuant to this Section 10.1(c) if such party’s willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby.

10.2.      Effect of Termination.  In the event of termination of this Agreement by either Buyer or Seller, except as provided in Article 11.1, this Agreement shall become void and there shall be no further liability on the part of either Buyer or Seller, or their respective stockholders, officers, or directors, except with respect to willful breaches of this Agreement prior to the time of such termination.

Article 11.  Survival; Indemnification

11.1.      Survival.  The covenants, representations, indemnities, and warranties contained in this Agreement shall survive the closing.  In the event this Agreement is terminated for any reason, the provisions of Sections 5.5, 6.3, 10.2, this 11.1, 12.1, and 12.2 shall survive such termination.

11.2.      Indemnification by Seller.  Seller agrees to indemnify Buyer with respect to, and hold Buyer harmless from, any loss, liability, or expense (including, but not limited to, reasonable legal fees) which Buyer may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon (a) the inaccuracy of any representation or warranty made by Seller in this Agreement, or (b) the failure of Seller to comply with any covenants or other commitments made by Seller in this Agreement, or (c) any claims made by or on behalf of any creditor of Seller asserted against Buyer by reason of the transfer of the Acquired Assets to Buyer as contemplated herein.

11.3.      Indemnification by Buyer.  Buyer agrees to indemnify Seller with respect to, and hold Seller harmless from, any loss, liability, or expense (including, but not limited to, reasonable legal fees) which Seller may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon the (a) the inaccuracy of any representation or warranty made by Buyer in this Agreement, or (b) the failure of Buyer to comply with any covenants made by Buyer in this Agreement.

11.4.      Legal Proceedings.  In the event Buyer or Seller becomes involved in any legal, governmental or administrative proceeding which may result in indemnification claims hereunder, such Party shall promptly notify the other Party in writing and in full detail of the filing, and of the nature of such proceeding.  The other Party may, at its option and expense, defend any such proceeding if the proceeding could give rise to an indemnification obligation hereunder.  If the other Party elects to defend any proceeding, it shall have full control over the conduct of such proceeding, although the Party being indemnified shall have the right to retain legal counsel at its own expense and shall have the right to approve any settlement of any dispute giving rise to such proceeding, provided that such approval may not be withheld unreasonably by the Party being indemnified.  The Party being indemnified shall reasonably cooperate with the indemnifying Party in such proceeding.

Article 12. Miscellaneous

12.1.      Confidentiality; Press Releases and Announcements.  Except as otherwise expressly permitted by this Agreement, Seller and Buyer will not disclose, the terms of this Agreement or the information provided in this Agreement or in any instrument, schedule or other document exchanged in connection with the transactions contemplated by this Agreement.  Notwithstanding anything to the contrary in this Agreement, Seller and  Buyer  may disclose the terms of this Agreement to any person, whether by providing such person with photocopies of all or portions thereof or otherwise: (i) to the extent required, in the opinion of counsel to the party making the disclosure, by applicable laws, rules or regulations, including but not limited to those rules and regulations promulgated by the United States Securities and Exchange commission; (ii) as may be required in the reasonable opinion of Seller, Buyer in connection with the consummation of the transactions contemplated by this Agreement; (iii) as may be required, in the reasonable opinion of Seller and Buyer,  in the defense of Seller or Buyer in any legal action, regulatory proceeding; or (v) as may be required by Buyer or Seller to comply with a duly served order of a court.  Prior to the Closing Date, neither party hereto shall issue any press release (or make any other public announcement) related to this Agreement or the transactions contemplated hereby or make any announcement to the employees, customers or suppliers of Seller without prior written approval of the other party hereto, except as may be necessary, in the opinion of counsel to the party seeking to make disclosure, to comply with the requirements of this Agreement or applicable law.  If any such press release or public announcement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to both parties. If any copy of all or portions of any instrument, schedule or other document exchanged in connection with the transactions contemplated by this Agreement are proposed to be disclosed, the parties shall negotiate in good faith to determine the portions of any such disclosure as may be redacted to properly preserve the confidentiality thereof.

12.2.      Expenses.  Except as otherwise expressly provided for herein, Seller and Buyer will pay all of their own expenses (including attorneys’ and accountants’ fees in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder, and the consummation of the transactions contemplated by this Agreement (whether consummated or not).

12.3.      Further Assurances.  Seller agrees that, on and after the Closing Date, it shall take all appropriate action and execute any documents, instruments, or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the provisions hereof, including, without limitation, putting Buyer in possession and operating control of the Acquired Assets.

12.4.       Amendment and Waiver.  This Agreement may not be amended or waived except in a writing executed by the Party against which such amendment or waiver is sought to be enforced.  No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

12.5.      Notices.  All notices, demands, and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered, five business days after being mailed by certified mail, return receipt requested, or on the next business day after been sent by nationally recognized overnight courier service for next business day delivery.  Notices, demands and communications to Buyer and Seller will, unless another address is specified in writing, be sent to the address indicated below:

Notices to Buyer:

MobilePro Corp.
6701 Democracy Blvd., Suite 202
Bethesda, Maryland 20817
Attention:  Jay Wright, Chairman and Chief Executive Officer

Notices to Seller:

MobileWebSurf
3838 Mumford Place
Palo Alto, CA 94306Attention:  [Abhay Bhushan]

Copy:

Peter Townshend
McDermott Will & Emery LLP
San Diego Office|11682 El Camino Real, Suite 400, San Diego, CA 92130

12.6.      Assignment.  This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either Party hereto without the prior written consent of the other Party hereto, which consent shall not be unreasonably delayed or denied.

12.7.      Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12.8.      Complete Agreement.  This Agreement and the Exhibits and Schedules hereto, the Disclosure Schedule, and the other documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way.

12.9.      Counterparts.  This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same instrument. This Agreement may be executed by facsimile or other "electronic signature" (as defined in the Electronic Signatures in Global and National Commerce Act of 2000) in a manner agreed upon by the Parties hereto.

12.10.      Governing Law.  The internal law, without regard to conflicts of laws principles, of the State of California will govern all questions concerning the construction, validity, and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

12.11.      No Third-Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the effective date set forth hereinabove.

MOBILEPRO CORP.

By:	/s/ Jay O. Wright

Name: Jay O. Wright
Title: Chairman and CEO

MWS NEWCO, INC.

By:	/s/ Tammy L. Martin
Name: Tammy L. Martin
Title: Secretary

MOBILEWEBSURF

By:	/s/ Ramdev Regulapati

Name: Ramdev Regulapati
Title: Chairman and CEO

List of Exhibits and Schedules

Exhibit A	Bill of Sale

Schedule 1.1(a)	Intellectual Property and Intangible Assets
Schedule 1.1(b)	Furniture, Fixture and Equipment
Schedule 1.1(d)	Receivables
Schedule 1.1(e)	Customer Lists
Schedule 2.1	Excluded Assets
Schedule 2.2	Assumed Liabilities
Schedule 6.1	Buyer Capitalization

Disclosure Schedules

EXHIBIT A

FORM OF BILL OF SALE

1.           Sale and Transfer of Assets.  For good and valuable consideration, the receipt, adequacy, and legal sufficiency of which are hereby acknowledged and as contemplated by Section 9.1(d) of that certain Asset Purchase Agreement dated as of December __, 2008 (the “Asset Purchase Agreement”), to which MobilePro Corp. and MWS Acquisition Corp. (“Buyer”) and MobileWebSurf (the  “Seller”), are parties, Seller hereby sells, transfers, assigns, conveys, grants, and delivers to Buyer, effective as of 11:59 p.m., Eastern Standard Time, on _________________, 20__ (the “Effective Time”), all of Seller’s rights, title, and interest in and to all of the Acquired Assets (as defined in the Asset Purchase Agreement).

2.           Further Actions.  Seller Covenants and agrees to warrant and defend the sale, transfer, assignment, conveyance, grant, and delivery of the Acquired Assets hereby made against all persons whomever, to take all steps reasonably necessary to establish the record of Buyer’s title to the Acquired Assets and, at the request of Buyer, to execute and deliver further instruments of transfer and assignment and take such other action as Buyer may reasonably request to more effectively transfer and assign to and vest in Buyer each of the Acquired Assets, all at the sole cost and expense of Buyer.

3.           Power of Attorney.  Without limiting Section 2 hereof, Seller hereby constitutes and appoints Buyer the true and lawful agent and attorney in fact of Seller, with full power of substitution and resubstitution, in whole or in part, in the name and stead of Seller but on behalf and for the benefit of Buyer and its successors and assigns, from time to time:

(a)           to demand, receive, and collect any and all Acquired Assets and to give receipts and releases for and with respect to the same, from time to time;

(b)           to institute and prosecute, in the name of Seller or otherwise, any and all proceedings at law, in equity, or otherwise that Buyer or its successors or assigns may deem proper in order to collect or reduce to possession any kind of the Acquired Assets and in order to collect or enforce any claim or right of any kind hereby assigned or transferred, or intended to e so; and

(c)           to do all things legally permissible, required, or reasonably deemed by Buyer to be required to recover and collect the Acquired Assets and to use Seller’s name in such manner as Buyer may reasonably deem necessary for the collection and recovery of the same.

Seller hereby declaring that the foregoing powers are coupled with an interest, such powers are and shall be irrevocable by Seller.

4.           Terms of Asset Purchase Agreement.  The terms of the Asset Purchase Agreement, including, without limitation, Seller’s representations, warranties, covenants, agreements, and indemnities relating to the Acquired Assets, are incorporated herein by this reference.  Seller acknowledges and agrees that the representations, warranties, covenants, agreements, and indemnities contained in the Asset Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein.  In the event of any conflict or inconsistency between the terms of the Asset Purchase Agreement and the terms hereof, the terms of the Asset Purchase Agreement shall govern.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of ___________, 20__.

MOBILEPRO CORP.

By:

Name:
Title:

MWS ACQUISITION CORP.

By:

Name:
Title:

MOBILEWEBSURF

By:

Name:
Title: